FORTIS SERIES FUND, INC.
SEPTEMBER 1, 2000
SUPPLEMENT TO FORTIS SERIES FUND PROSPECTUS DATED MAY 1, 2000

- THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION ON PAGES 6 AND 7 OF THE PROSPECTUS, EXCEPT THE SECTION ON SERIES PERFORMANCE:

INTERNATIONAL STOCK SERIES II (formerly Global Asset Allocation Series)

From its inception on January 3, 1995 through August 31, 2000, this Series was managed by a different sub-adviser and was named the Global Asset Allocation Series. As the Global Asset Allocation Series, the Series invested in equity and fixed-income securities of issuers located throughout the world, including the United States. As of September 1, 2000, the Series will be sub-advised by T. Rowe Price International, Inc. in the manner described below.

OBJECTIVE

The objective of International Stock Series II is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

International Stock Series II pursues its objective by investing primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. The Series may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Series' sub-adviser,
T. Rowe Price International, Inc. ("Price International"), employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence the allocation among large-, mid-, or small-cap stocks. Price International uses "bottom-up" stock selection, looking for companies with leading market positions, attractive business niches, a strong franchise or natural monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, or healthy balance sheets with relatively low debt. Country allocation is driven largely by stock selection, though Price International may limit investments in markets that appear to have poor overall prospects.

The Series may also invest its assets in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Series' investment objective. The Series may also purchase futures and options, as well as foreign currency and foreign currency forward contracts. This may be done to hedge the value of the Series' portfolio against potential adverse movements in securities prices or currencies, to enhance returns, or to maintain market exposure.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

International Stock Series II's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

         - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

         - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The overall impact on the Series' holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. Also, risks result from the varying stages of economic and political development, the differing regulatory environments, trading days, accounting standards and higher transaction costs of non-U.S. markets.

         - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets. These economies may rely heavily on particular industries and be more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures.

         - RISKS OF FUTURES, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. If the Series uses options, futures contracts or foreign currency hedging transactions, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the subadviser's ability to forecast correctly the direction of market movements. If the subadviser's judgment proves incorrect, the Series' performance could be worse than if the Series had not used these instruments. In addition, even if the subadviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities or currencies being hedged. Exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

- THE FOLLOWING INFORMATION MODIFIES THE PARAGRAPH UNDER THE HEADING "SERIES PERFORMANCE" ON PAGE 7.

The first sentence is amended to read as follows:

         The bar chart and table below provide you with information on International Stock Series II's (formerly Global Asset Allocation Series) volatility and performance.

The following is added as the last sentence in the paragraph:

         The following information reflects the Series' performance when it was managed as the Global Asset Allocation Series.

- THE FOLLOWING INFORMATION IS INSERTED AS THE PORTFOLIO MANAGEMENT INFORMATION FOR INTERNATIONAL STOCK SERIES II ON PAGE 29. THE INFORMATION PERTAINING TO GLOBAL ASSET ALLOCATION SERIES ON PAGE 28 IS DELETED.

INTERNATIONAL STOCK SERIES II. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the subadviser of the International Stock Series II. Price International, previously known as Rowe Price-Fleming International, Inc., was incorporated in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited. T. Rowe Price acquired Fleming's joint venture interest in August 2000, and now Price International is a wholly-owned subsidiary of T. Rowe Price. Price International managed over $39.2 billion as of June 30, 2000. Some of Price International's accounts have investment policies similar to those of the Series.

The Series has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the Series' investment program. The members of the advisory group are: John R. Ford,

James B.M. Seddon, Mark C.J. Bickford-Smith and David J.L. Warren. Mr. Ford has been with Price International in research and portfolio management since 1982. Mr. Seddon joined Price International in 1987 and has 13 years of portfolio management experience. Mr. Bickford-Smith joined Price International in 1995 and has 15 years experience in portfolio management. Mr. Warren joined Price International in 1983 and has 19 years experience in equity research, fixed income research and portfolio management.


- THE FOLLOWING CHANGES APPLY TO THE DISCLOSURE ON SERIES INVESTMENT STRATEGIES AND RISKS ON PAGES 30-33.

       -      References made to Global Asset Allocation Series are deleted.

       - Under the heading "Temporary defensive measures" on page 30, International Stock Series II is added to the language explaining the potential defensive measures that may be employed by the Blue Chip Stock Series. International Stock Series II may employ the same defensive measures.

       - The definition of "Equity Series", as used under the heading "Principal risks", is modified to include International Stock Series II.

       - The following risks, explained under the heading "Principal risks", also apply to International Stock Series II:

                     Risks of growth stocks;
                     Risks of mid cap companies;
                     Risks of foreign investing;
                     Risks of emerging markets; and
                     Risks of forward currency exchange contracts, futures and options transactions.

- THE FOLLOWING INFORMATION MODIFIES THE PORTFOLIO MANAGEMENT INFORMATION UNDER THE HEADING "MULTISECTOR BOND SERIES AND BLUE CHIP STOCK SERIES II" ON PAGE 29.

Mr. Joel E. Dobberpuhl no longer serves as portfolio manager for Blue Chip Stock Series II.

- THE FOLLOWING SENTENCE IS INSERTED AS THE SECOND SENTENCE ON PAGES 32 AND 33 UNDER THE HEADING "RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS.

Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series may also invest a portion of their assets in options.

                       [FORTIS Solid partners, flexible solutions(SM) LOGO]

Fortis Series Fund Prospectus

May 1, 2000
as supplemented
September 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Series
  Money Market Series.......................................      1
  U.S. Government Securities Series.........................      2
  Diversified Income Series.................................      3
  Multisector Bond Series...................................      4
  High Yield Series.........................................      5
  Asset Allocation Series...................................      6
  American Leaders Series...................................      8
  Value Series..............................................      9
  Capital Opportunities Series..............................     10
  Growth & Income Series....................................     11
  S&P 500 Index Series......................................     12
  Blue Chip Stock Series....................................     13
  Blue Chip Stock Series II.................................     14
  International Stock Series................................     15
  International Stock Series II.............................     16
  Mid Cap Stock Series......................................     18
  Small Cap Value Series....................................     19
  Global Growth Series......................................     20
  Global Equity Series......................................     21
  Large Cap Growth Series...................................     22
  Investors Growth Series...................................     23
  Growth Stock Series.......................................     24
  Aggressive Growth Series..................................     25

Shareholder Information
  Separate accounts and the contracts.......................     26
  Pricing of Series shares..................................     26
  Purchase and redemption of Series shares..................     26
  Transfers among subaccounts...............................     26
  Taxation..................................................     26
  Contract owner inquiries..................................     26

Series Management
  Investment adviser........................................     27
  Sub-advisers..............................................     28

More Information on Series Objectives, Investment Strategies
  and Risks
  Objectives................................................     30
  Investment strategies.....................................     30
  Principal risks...........................................     30

Financial Highlights........................................     34

THE SERIES
--------------------------------------------------------------------------------


This section briefly describes the objectives, principal investment strategies and principal risks of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series (the "Series"). It also provides you with information on how the Series have performed. Because of their limited history of operations, performance information is not provided for American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series. For further information on a Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."


Shares of the Series may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. The Series' investment adviser also acts as the investment adviser to a number of retail mutual funds which have names and investment objectives and strategies similar to those of certain Series. The Series are not duplicates of these retail mutual funds and their performance will differ.

An investment in a Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONEY MARKET SERIES

OBJECTIVE

Money Market Series' objectives are high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Money Market Series pursues its objective by investing in high quality, short-term debt obligations, including:

    - commercial paper;

    - obligations of United States, Canadian-chartered and foreign banks having total assets in excess of one billion dollars, including certificates of deposits, letters of credit and bankers' acceptances;

    - obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    - other corporate debt obligations; and

    - repurchase agreements in connection with the above obligations.

The Series' adviser selects securities based on yield relationships among the various types and maturities of money market securities and the adviser's interest rate outlook. For example, the adviser may focus on commercial paper if it offers a yield advantage over other money market instruments. In selecting commercial paper investments, the adviser may purchase longer-maturity securities if interest rates are expected to fall. These purchases would be made to try to preserve the Series' income level, since longer maturity investments typically have higher yields than those with shorter maturities. Conversely, shorter maturities may be favored if interest rates are expected to rise.

Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the United States Government, its agencies or instrumentalities may have maturities of up to 762 days. The Series may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the Series to consider some of the securities to have maturities shorter than their stated maturity dates. Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less. All of the Series' investments must be in high quality securities which have been determined by the Series' adviser to present minimal credit risk.

PRINCIPAL RISKS

Money Market Series' share price and yield will change daily because of changes in interest rates and other factors. The principal risks of investing in Money Market Series include:

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - INTEREST RATE RISK. Debt obligations in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Securities with longer maturities generally have more volatile prices than securities of comparable quality with shorter maturities.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - FOREIGN INVESTMENT RISKS. The Series' investment in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Money Market Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table illustrates the Series' performance over different time periods. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[FORTIS ANNUAL TOTAL RETURN BAR GRAPH]

                                                                          MONEY MARKET SERIES
                                                                          -------------------
1990                                                                             7.87
1991                                                                             5.92
1992                                                                             3.36
1993                                                                             2.77
1994                                                                             3.92
1995                                                                             5.71
1996                                                                             5.17
1997                                                                             5.34
1998                                                                             5.32
1999                                                                             4.96

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 1.39%.

BEST QUARTER:              2.12%    quarter ended December 31, 1990
WORST QUARTER:             0.66%    quarter ended June 30, 1993

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                                                     SINCE
                            ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION*
                            --------    ----------    ---------    ----------
Money Market Series.....     4.96%        5.30%         5.02%        5.63%

------------------------------

 * Inception date was March 24, 1987.

U.S. GOVERNMENT SECURITIES SERIES

OBJECTIVE

The objective of the U.S. Government Securities Series is to maximize total return (from income and market value change), while providing you with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES


U.S. Government Securities Series pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include both U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Series may invest a significant portion of its assets in mortgage-backed securities.


The Series' investments in mortgage-backed securities may include collateralized mortgage obligations ("CMOs") issued by government agencies or by private entities. Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs"), inverse floaters and accrual bonds, can be highly volatile in response to changing interest rates. The Series will not invest more than 5% of its net assets in any one of these types of securities or more than 10% of its net assets collectively in IOs, POs, inverse floaters and accrual bonds. In addition, any CMOs issued by private entities must be rated within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services ("S&P"), comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series' adviser.

The Series also may invest in zero coupon obligations of the U.S. Government and its agencies. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.


The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon a number of factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.) and diversification in the Series. It is anticipated that the average effective duration of the Series will be between three and seven years.


PRINCIPAL RISKS

U.S. Government Securities Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in U.S. Government Securities Series include:
    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.


    - RISKS OF MORTGAGE-BACKED SECURITIES. Because the Series may invest significantly in mortgage-backed securities, it is subject to early prepayment risk and/or extension risk. Similar to call risk, early prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages underlying the Series' mortgage-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new mortgage investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage prepayments to slow, which would lengthen the duration of the Series' mortgage-backed securities and cause their prices to decline.


SERIES PERFORMANCE

The bar chart and table below provide you with information on U.S. Government Securities Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.


                ANNUAL TOTAL RETURN as of December 31 each year*


                                                                   U.S. GOVERNMENT SECURITIES SERIES
                                                                   ---------------------------------
1990                                                                              7.93
1991                                                                             14.36
1992                                                                              6.14
1993                                                                              9.45
1994                                                                             -6.44
1995                                                                             18.78
1996                                                                              2.21
1997                                                                              9.08
1998                                                                              8.87
1999                                                                             -1.94


* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 1.85%.



BEST QUARTER:                 5.86%    quarter ended June 30, 1995
WORST QUARTER:               -4.55%    quarter ended March 31, 1994


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999


                                                                     SINCE
                            ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION*
                            --------    ----------    ---------    ----------
U.S. Government
  Series................    -1.94%        7.17%         6.61%        6.74%
Lehman Brothers
  Intermediate
  Government Bond
  Index**...............     0.49%        6.93%         7.10%        7.17%


------------------------------


 * Inception date was March 24, 1987.



** An unmanaged index of government bonds with an average maturity of three to four years.

DIVERSIFIED INCOME SERIES

OBJECTIVE

The objective of Diversified Income Series is to maximize total return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

Diversified Income Series pursues its objective by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds, including:

    - corporate fixed income securities;

    - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    - mortgage-backed securities; and

    - asset-backed securities.

The Series may invest up to 30% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds. Up to 10% of the Series' assets may be invested in "non-performing" securities. These are securities rated lower than Caa by Moody's Investors Service ("Moody's") or CCC by Standard & Poor's Ratings Service ("S&P"), that are comparably rated by another nationally recognized rating organization, or that are unrated and determined by the Series' adviser to be of comparable quality. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest.

The Series may invest up to 25% of its total assets in securities of foreign governments and companies.

The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the Series. It is anticipated that the average effective duration of the Series will be between three and seven years.

PRINCIPAL RISKS

Diversified Income Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Diversified Income Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the obligations underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause prepayments on the obligations to slow, which would lengthen the duration of the Series' mortgage- and asset-backed securities and cause their prices to decline.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Diversified Income Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*

                                                                       DIVERSIFIED INCOME SERIES
                                                                       -------------------------
1990                                                                              8.87
1991                                                                             14.67
1992                                                                              7.08
1993                                                                             12.76
1994                                                                             -5.22
1995                                                                             17.26
1996                                                                              4.15
1997                                                                             10.44
1998                                                                              6.31
1999                                                                             -1.68

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 1.37%.

BEST QUARTER:      5.16%      quarter ended March 31, 1993
WORST QUARTER:    -3.79%      quarter ended March 31, 1994

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                                                     SINCE
                            ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION*
                            --------    ----------    ---------    ----------
Diversified Income
  Series................    -1.68%        7.11%        7.25%         7.60%
Lehman Brothers
  Aggregate
  Bond Index**..........    -0.82%        7.73%        7.70%         8.21%

------------------------------

 * Inception date was May 2, 1988.

** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

MULTISECTOR BOND SERIES

From its inception on January 3, 1995 until March 15, 2000, this Series was managed by a different sub-adviser and was named the Global Bond Series. As the Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. As of March 15, 2000, the Series has been sub-advised by A I M Capital Management, Inc. in the manner described below.

OBJECTIVE

The objective of Multisector Bond Series is to achieve a high level of current income consistent with reasonable concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

Multisector Bond Series pursues its objective by investing primarily in fixed-rate corporate debt and U.S. Government obligations.

The Series may invest up to 40% of its total assets in securities of foreign governments and companies.

The Series may invest up to 35% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds deemed by the Series' sub-adviser to be of comparable quality. The Series may also invest in preferred stock issues and convertible corporate debt.

The Series' sub-adviser, A I M Capital Management, Inc. ("AIM"), focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the Series. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the Series will be between four and eight years.

PRINCIPAL RISKS
Multisector Bond Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Multisector Bond Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Multisector Bond Series' (formerly Global Bond Series) volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future. The following information reflects the Series' performance when it was managed as the Global Bond Series.

                ANNUAL TOTAL RETURN as of December 31 each year*

1995                                                                             19.14
1996                                                                              3.32
1997                                                                              0.14
1998                                                                             13.49
1999                                                                             -7.53

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was -0.98%.

BEST QUARTER:          10.35%   quarter ended March 31, 1995
WORST QUARTER:         -4.87%   quarter ended March 31, 1999

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Multisector Bond Series.....     -7.53%        5.28%           5.29%
Salomon Brothers World
  Government Bond Index**...     -4.27%        6.41%           6.41%

------------------------------

 * Inception date was January 3, 1995.

** An unmanaged index of world government bonds with maturities of at least one year.

HIGH YIELD SERIES

OBJECTIVE

The objective of High Yield Series is to maximize return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

High Yield Series pursues its objective by investing primarily in a portfolio of non-investment grade fixed income securities, also referred to as "high yield" securities or "junk bonds."

The Series may invest without limitation in securities rated as low as Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Series' assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Series may also invest in unrated securities which the Series' adviser believes are of comparable quality to those rated within the foregoing categories.

The Series may also invest in certain types of accrual bonds, including zero coupon bonds, payment-in-kind securities and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period. Zero coupon bonds are issued at a significant discount to par with interest and principal paid at maturity. Payment-in-kind securities pay interest in the form of additional securities. Deferred payment securities accrue interest until a predetermined date, after which they pay cash interest. The market prices for these securities are affected to a greater extent by interest rate changes and are typically more volatile than the market prices of securities that pay interest periodically and in cash. The Series may invest up to 25% of its net assets in accrual bonds.

The Series may invest up to 25% of its total assets in securities of foreign governments and companies.

In considering investments for the Series, the adviser will attempt to identify high-yielding securities of issuer companies whose financial condition is stable or is expected to improve in the future. The adviser's analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of issuer companies. It is anticipated that the average effective duration of the Series will be between three and seven years.

PRINCIPAL RISKS

High Yield Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in High Yield Series include:
    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. The Series invests primarily in non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

SERIES PERFORMANCE

The bar chart and table below provide you with information on High Yield Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                           HIGH YIELD SERIES
                                                                           -----------------
1995                                                                             12.73
1996                                                                             10.52
1997                                                                              9.76
1998                                                                              0.62
1999                                                                              1.17

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was -1.79%.

BEST QUARTER:           5.64%   quarter ended June 30, 1997
WORST QUARTER:          -4.50%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
High Yield Series...........      1.17%        6.84%           5.87%
Lehman Brothers High Yield
  Index**...................      2.39%        9.31%           8.47%

------------------------

 * Inception date was May 2, 1994.

** An unmanaged index of lower quality, high yield corporate debt securities.

ASSET ALLOCATION SERIES


OBJECTIVE

The objective of Asset Allocation Series is maximum total return to be derived primarily from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES

Asset Allocation Series invests primarily in common stocks and fixed-income securities. The Series pursues its objective by following a flexible asset allocation strategy. This strategy contemplates increased ownership of common stocks during periods when stock market conditions appear favorable and increased ownership of fixed-income securities during periods when stock market conditions are less favorable. Depending on prevailing economic and market conditions, the Series may at any given time be primarily comprised of common stocks, fixed-income securities, short-term money market securities or any combination of these securities. The Series' investments may include the following:

    - COMMON STOCKS. The Series will generally invest in common stocks which the Series' adviser believes have superior earnings growth potential.

    - U.S. GOVERNMENT SECURITIES. The Series may invest in securities issued or guaranteed by the United States Government, it agencies or instrumentalities.

    - MORTGAGE-BACKED SECURITIES. The Series may invest in mortgage-backed securities, including pass-through certificates issued by the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") and collateralized mortgage obligations ("CMOs"). CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities.

    - ASSET-BACKED SECURITIES. The Series may invest in asset-backed securities, which are similar to CMOs, but backed by other types of obligations, such as automobile loans, home equity loans or credit card receivables.

    - ZERO COUPON OBLIGATIONS. The Series may invest in zero coupon obligations issued by the U.S. Government and its agencies and by corporate issuers. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

    - MUNICIPAL OBLIGATIONS. The Series may invest up to 20% of its total assets in municipal securities during periods when these securities appear to offer more attractive returns than taxable securities.

    - CORPORATE OBLIGATIONS. The Series may invest in debt securities such as bonds, debentures and notes issued by corporations.

    - BANK OBLIGATIONS. The Series may invest in obligations of United States banks, and in U.S. dollar denominated obligations of Canadian chartered banks and United States branches or agencies of foreign banks.

    - COMMERCIAL PAPER. The Series may invest in commercial paper rated at the time of purchase Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, or comparably rated by another nationally recognized rating organization, or unrated and issued by a corporation with an outstanding debt issue rated A or better by Moody's or Standard & Poor's or comparably rated by another nationally recognized rating organization.

The Series may invest without limitation in fixed income securities rated within the four highest grades at the time of purchase by Moody's or S&P, comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series' adviser. These are commonly referred to as "investment grade" securities. In addition, the Series may invest up to 30% of its total assets in fixed income securities rated lower than investment grade (or unrated and of comparable quality), commonly known as "junk bonds." The Series will not invest in bonds rated below Caa by Moody's or CCC by S&P, comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series' adviser.

The Series may invest up to 25% of its total assets in securities of foreign governments and companies.

In managing the common stock portion of the Series' portfolio, the Series' adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market shares. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The series may engage in active and frequent trading to achieve its principal investment strategies. The median market capitalization of the common stock portion of the Series' portfolio was $45.3 billion as of March 31, 2000.

The adviser bases its decision to purchase a particular fixed-income security upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Series. The Series will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio.

PRINCIPAL RISKS

Asset Allocation Series' share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Asset Allocation Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. In investing in common stocks, the Series' adviser generally invests in companies that it believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' adviser had anticipated.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality and shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the obligations underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause prepayments on the obligations to slow, which would lengthen the duration of the Series' mortgage- and asset-backed securities and cause their prices to decline.

    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF ACTIVE MANAGEMENT. Because the Series may invest in a wide range of investments, the Series' investment adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Series will reflect in part the adviser's ability to effectively allocate the Series' assets among these investments.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Asset Allocation Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        ASSET ALLOCATION SERIES
                                                                        -----------------------
1990                                                                              2.01
1991                                                                             27.64
1992                                                                              6.95
1993                                                                              9.79
1994                                                                             -0.31
1995                                                                             21.97
1996                                                                              12.5
1997                                                                             20.24
1998                                                                             19.97
1999                                                                             19.56

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 5.09%.

BEST QUARTER:          18.26%   quarter ended December 31, 1999
WORST QUARTER:         -7.49%   quarter ended September 30, 1990

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                                                  SINCE
                         ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION*
                         --------    ----------    ---------    ----------
Asset Allocation
  Series.............     19.56%       18.80%       13.69%        12.33%
Lehman Brothers
  Aggregate Bond
  Index**............     -0.82%        7.73%        7.70%         8.13%
S&P 500 Index***.....     21.04%       28.51%       18.17%        16.77%

------------------------------

 * Inception date was May 1, 1987.

 ** An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.

*** An unmanaged index of 500 common stocks.

AMERICAN LEADERS SERIES

OBJECTIVE

The investment objective of American Leaders Series is long-term growth of capital. The secondary objective of the Series is to provide income.

PRINCIPAL INVESTMENT STRATEGIES

American Leaders Series invests primarily in equity securities of blue chip companies. The Series' holdings ordinarily will be in large capitalization companies that are in the top 25% of their industry sectors in terms of revenues and, in the opinion of the Series' sub-adviser, Federated Investment Management Company ("Federated"), are trading at a low valuation in relation to their history, to their current market value and to their expected future price. The Series' investments may include securities traded in the over-the-counter markets.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated diversifies the Series' investments, limiting the Series' risk exposure with respect to individual securities and industry sectors. In determining the amount to invest in a security, and in order to manage sector risk, Federated attempts to limit the Series' exposure to each major sector in the Standard & Poor's 500 Index, as a general matter, to not less than 50% nor more than 200% of the Index's allocation to that sector.

The Series' equity investments principally consist of common stocks, but also may include American Depositary Receipts ("ADRs"). ADRs represent interests in underlying securities issued by a foreign company, but are traded in the United States. The Series invests primarily in ADRs of companies with significant operations within the United States.

Federated performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Series' portfolio. In selecting securities, Federated focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, Federated considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

PRINCIPAL RISKS

American Leaders Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' sub-adviser looks for companies whose stocks appear to be undervalued in relation to their history, to their current market value and to their expected future price. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - SECTOR RISK. Because the Series may allocate relatively more of its assets to one or more industry sectors than to other sectors, the Series' performance will be more susceptible to any developments which affect the sectors emphasized by the Series.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INVESTING IN ADRS. Because the Series may invest in American Depositary Receipts issued by foreign companies, the Series' share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

SERIES PERFORMANCE

A bar chart and performance table are not provided for the Series because it did not commence operations until the date of this Prospectus.

VALUE SERIES

OBJECTIVE

The objective of Value Series is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Value Series invests primarily in common stocks. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser selects stocks based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect this anticipated improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks is provided by companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth. The Series' investments may include securities traded in the over-the-counter markets.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of over $5 billion--making the Series a "mid to large cap value fund." The Series' median market capitalization was $12.8 billion as of March 31, 2000.

PRINCIPAL RISKS

Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Value Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of mid and large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' adviser looks for companies whose stocks appear inexpensive relative to anticipated profit and dividend growth. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the Series' adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of large companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Value Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                             VALUE SERIES
                                                                             ------------
1997                                                                             25.24
1998                                                                              9.64
1999                                                                              8.96

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 4.35%.

BEST QUARTER:    16.01%   quarter ended December 31, 1998
WORST QUARTER:  -14.35%   quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                        ONE YEAR   SINCE INCEPTION*
                                        --------   ----------------
Value Series..........................    8.96%         14.97%
S&P 500 Index**.......................   21.04%         26.73%
S&P Barra Value Index***..............   12.72%         19.20%

------------------------------

 * Inception date was May 1, 1996.

 ** An unmanaged index of 500 common stocks.

*** An unmanaged capitalization-weighted index of all the stocks in the Standard
    & Poor's 500 that have low price-to-book ratios. Going forward, the Series will use the Barra Value Index as a measure of comparable total return because it is better suited for the investment strategy of the Series.

CAPITAL OPPORTUNITIES SERIES

OBJECTIVE

The objective of Capital Opportunities Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Series invests primarily in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The Series focuses on companies which the Series' sub-adviser, Massachusetts Financial Service Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series' investments may include securities traded in the over-the-counter markets.

The Series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Series may engage in active and frequent trading to achieve its principal investment strategies.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of greater than $5 billion -- making it a "large cap fund."

PRINCIPAL RISKS

Capital Opportunities Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or the stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.

SERIES PERFORMANCE

A bar chart and performance table are not provided for the Series because it did not commence operations until the date of this Prospectus.

GROWTH & INCOME SERIES

OBJECTIVE

The objectives of Growth & Income Series are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

Growth & Income Series invests primarily in common stocks, with an emphasis on stocks of companies that have a history of dividend payments. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser may select stocks using either a "value" or a "growth" philosophy. In looking for growth stocks, the adviser seeks to identify companies whose earnings and revenue growth potential exceed industry averages. Value stocks are those which the adviser believes are inexpensive relative to anticipated profit and dividend growth. The Series' investments may include securities traded in the over-the-counter markets.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of greater than $8 billion--making it a "large cap fund." The Series' median market capitalization was $36.9 billion as of March 31, 2000.

PRINCIPAL RISKS

Growth & Income Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth & Income Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth & Income Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        GROWTH & INCOME SERIES
                                                                        ----------------------
1995                                                                              29.7
1996                                                                             21.51
1997                                                                             27.69
1998                                                                             13.21
1999                                                                             10.72

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 3.39%.

BEST QUARTER:    13.46%   quarter ended December 31, 1999
WORST QUARTER:   -9.49%   quarter ended September 30, 1999

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Growth & Income Series......     10.72%       20.33%           18.10%
S&P 500 Index**.............     21.04%       28.51%           25.61%

------------------------------

 * Inception date was May 2, 1994.

** An unmanaged index of 500 common stocks.

S&P 500 INDEX SERIES

OBJECTIVE

The objective of S&P 500 Index Series is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

PRINCIPAL INVESTMENT STRATEGIES

S&P 500 Index Series generally invests at least 95% of its total assets in the common stocks included in the Index. The Series may also use stock index futures contracts, options on such contracts and options on stock indices as a substitute for the sale or purchase of securities.

The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.

The Series' sub-adviser, The Dreyfus Corporation, utilizes a passive investment approach, attempting to duplicate the investment performance of the Index through statistical procedures. The Series expects to invest in all 500 stocks in the Index in proportion to their weighting in the Index. To the extent that the size of the Series does not permit it to invest in all 500 stocks in the Index, the Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

Because the Series may not always hold all of the stocks included in the Index, and because the Series has expenses and the Index does not, the Series will not duplicate the Index's performance precisely. However, the Series' adviser and sub-adviser believe there should be a close correlation between the Series performance and that of the Index in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. If the Series fails to achieve an appropriate level of correlation over time, the Series' Board of Directors will consider alternative strategies for the Series.

The Series' median market capitalization was $94.9 billion as of March 31, 2000.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Series. The Series is not sponsored, endorsed or sold by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the Series.

PRINCIPAL RISKS

S&P 500 Index Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of the companies in the Index may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. The Index is made up of large company stocks. In the long run, stocks of these companies may produce more modest gains than stocks of smaller companies.

    - FAILURE TO MATCH PERFORMANCE OF THE INDEX. The Series' ability to replicate the performance of the Index may be affected by, among other things, changes in securities markets, changes in the composition of the Index, and the timing of purchases and redemptions of Series shares.

    - RISKS OF AN INDEXING STRATEGY. The Series uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock market performance.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transaction costs. There may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on S&P 500 Index Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         S&P 500 INDEX SERIES
                                                                         --------------------
1997                                                                             32.32
1998                                                                             28.11
1999                                                                             20.34

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 2.13%.

BEST QUARTER:     21.19%      quarter ended December 31, 1998
WORST QUARTER:    -9.99%      quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
S&P 500 Index Series..................     20.34%          25.97%
S&P 500 Index**.......................     21.04%          26.73%

------------------------------

 * Inception date was May 1, 1996.

** An unmanaged index of 500 common stocks.

BLUE CHIP STOCK SERIES

OBJECTIVE

The primary objective of Blue Chip Stock Series is long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Blue Chip Stock Series pursues its objectives by primarily investing in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the Series. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

While most of the Series' assets will be invested in U.S. common stocks, the Series may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the Series' investment objectives. The Series may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the Series' portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of greater than $8 billion -- making it a "large cap fund." The Series' median market capitalization was $70.1 billion as of March 31, 2000.

PRINCIPAL RISKS

Blue Chip Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks or blue chip stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have the potential for above-average earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF LARGE- AND MEDIUM-SIZED BLUE CHIP COMPANIES. In the long run, large blue chip company stocks may produce more modest gains than stocks of smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF FUTURES. If the Series uses futures contracts or options on futures contracts it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Blue Chip Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        BLUE CHIP STOCK SERIES
                                                                        ----------------------
1997                                                                             27.00
1998                                                                             28.07
1999                                                                             19.88

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 6.22%.

BEST QUARTER:    24.38%  quarter ended December 31, 1998
WORST QUARTER:  -11.94%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Blue Chip Stock Series................     19.88%          25.00%
S&P 500 Index**.......................     21.04%          26.73%

------------------------------

 * Inception date was May 1, 1996.

** An unmanaged index of 500 common stocks.

BLUE CHIP STOCK SERIES II

OBJECTIVE

The primary objective of Blue Chip Stock Series II is long-term growth of capital with a secondary objective of current income.

PRINCIPAL INVESTMENT STRATEGIES

Blue Chip Stock Series II pursues its objectives by primarily investing in common stocks of blue chip companies, as defined by A I M Capital Management, Inc. ("AIM"), the sub-adviser to the Series. These are companies that AIM believes have the potential for above-average growth in earnings and that are well-established in their respective industries. AIM considers whether to sell a particular security when they believe the security no longer has the potential for above-average growth.

When AIM believes securities other than common stocks offer the opportunity for long-term growth of capital and current income, the Series may invest in U.S. government securities, convertible securities and high-quality debt securities. The Series may also invest up to 25% of its total assets in foreign securities.

PRINCIPAL RISKS

Blue Chip Stock Series II's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks or blue chip stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have the potential for above-average earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

SERIES PERFORMANCE

A bar chart and performance table are not provided for the Series because it did not commence operations until the date of this Prospectus.

INTERNATIONAL STOCK SERIES

OBJECTIVE

The objective of International Stock Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

International Stock Series invests primarily in equity securities, principally common stocks, of relatively large non-United States companies that the Series' sub-adviser, Lazard Asset Management ("Lazard"), believes are undervalued based on their earnings, cash flow or asset value. The allocation of the Series' assets among geographic sectors may shift from time to time based on Lazard's judgment. However, Lazard currently intends to invest the Series' assets primarily in companies based in developed markets.

In selecting investments for the Series, Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

The Series may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

The Series' median market capitalization was $26.1 billion as of March 31, 2000.

PRINCIPAL RISKS

International Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in International Stock Series include:

    - RISKS OF EQUITY SECURITIES. Prices of equity securities in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' sub-adviser looks for companies worldwide that it believes are undervalued based on their earnings, cash flow or asset value. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency hedging transactions it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on International Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                      INTERNATIONAL STOCK SERIES
                                                                      --------------------------
1995                                                                             14.35
1996                                                                             14.02
1997                                                                             11.99
1998                                                                             16.47
1999                                                                             23.99

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was -2.72%.

BEST QUARTER:    18.26%  quarter ended December 31, 1998
WORST QUARTER:  -16.92%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
International Stock
  Series....................     23.99%       16.09%           16.12%
MSCI EAFE Index**...........     27.30%       13.14%           13.14%

------------------------------

 * Inception date was January 3, 1995.

** An unmanaged index of stocks of Europe, Australia and the Far East.

INTERNATIONAL STOCK SERIES II



From its inception on January 3, 1995 through August 31, 2000, this Series was managed by a different sub-adviser and was named the Global Asset Allocation Series. As the Global Asset Allocation Series, the Series invested in equity and fixed-income securities of issuers located throughout the world, including the United States. As of September 1, 2000, the Series will be sub-advised by T. Rowe Price International, Inc. in the manner described below.


OBJECTIVE


The objective of International Stock Series II is long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGIES


International Stock Series II pursues its objective by investing primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. The Series may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Series' sub-adviser,
T. Rowe Price International, Inc. ("Price International"), employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence the allocation among large-, mid-, or small-cap stocks. Price International uses "bottom-up" stock selection, looking for companies with leading market positions, attractive business niches, a strong franchise or natural monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, or healthy balance sheets with relatively low debt. Country allocation is driven largely by stock selection, though Price International may limit investments in markets that appear to have poor overall prospects.



The Series may also invest its assets in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Series' investment objective. The Series may also purchase futures and options, as well as foreign currency and foreign currency forward contracts. This may be done to hedge the value of the Series' portfolio against potential adverse movements in securities prices or currencies, to enhance returns, or to maintain market exposure.


The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


PRINCIPAL RISKS



International Stock Series II's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:



    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.



    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The overall impact on the Series' holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. Also, risks result from the varying stages of economic and political development, the differing regulatory environments, trading days, accounting standards and higher transaction costs of non-U.S. markets.



    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets. These economies may rely heavily on particular industries and be more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures.



    - RISKS OF FUTURES, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. If the Series uses options, futures contracts or foreign currency hedging transactions, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the subadviser's ability to forecast correctly the direction of market movements. If the subadviser's judgment proves incorrect, the Series' performance could be worse than if the Series had not used these instruments. In addition, even if the subadviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities or currencies being hedged. Exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

SERIES PERFORMANCE


The bar chart and table below provide you with information on International Stock Series II's (formerly Global Asset Allocation Series) volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future. The following information reflects the Series' performance when it was managed as the Global Asset Allocation Series.


                ANNUAL TOTAL RETURN as of December 31 each year*


[BAR GRAPH]

                                                                    GLOBAL ASSET ALLOCATION SERIES
                                                                    ------------------------------
1995                                                                             17.47
1996                                                                             12.72
1997                                                                             13.51
1998                                                                             15.96
1999                                                                             -0.87



* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 0.20%.



BEST QUARTER:      12.15%      quarter ended December 31, 1998
WORST QUARTER:     -4.09%      quarter ended March 31, 1999



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
International Stock Series
  II........................     -0.87%       11.56%           11.58%
Salomon Brothers World
  Government Bond Index**...     -4.27%        6.41%            6.41%
MSCI World Index***.........     25.34%       20.24%           20.24%


------------------------------


 * Inception date was January 3, 1995



 ** An unmanaged index of world government bonds with maturities of at least one year.



*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

MID CAP STOCK SERIES

OBJECTIVE

The objective of Mid Cap Stock Series is total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGIES

The Mid Cap Stock Series invests primarily in common stocks of medium capitalization companies that have market values between $200 million and $10 billion. The Series' median market capitalization was $4.4 billion as of March 31, 2000. The Series' investments may include securities traded in the over-the-counter markets.

The Series sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the Series are similar to those of the S&P MidCap. However, the Series seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The Series is not an index series and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are believed to have superior return potential in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

PRINCIPAL RISKS

Mid Cap Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Mid Cap Stock Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Mid Cap Stock Series' volatility and performance. The bar chart is intended to show you how performance of the Series has varied from year to year. However, because the Series was not offered until May 1, 1998 only one calendar year of information is available. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                           CAP STOCK SERIES
                                                                           ----------------
1999                                                                             10.97

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 10.57%.

BEST QUARTER:    24.18%  quarter ended December 31, 1998
WORST QUARTER:  -16.59%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Mid Cap Stock Series..................     10.97%           4.58%
S&P 400 Mid Cap Index**...............     14.70%          11.99%

------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

SMALL CAP VALUE SERIES

OBJECTIVE

The objective of Small Cap Value Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Small Cap Value Series primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Series' securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Series is sub-advised by Berger LLC, which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the Series. In selecting securities for the Series, the Manager generally looks for companies with:

    - a low price relative to their assets, earnings, cash flow or business franchise;

    - products and services that give them a competitive advantage; and

    - quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

Under normal circumstances, the Series invests at least 65% of its assets in common stocks of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($8.51 billion as of March 31, 2000). This average is updated monthly. The Series' median market capitalization was $830 million as of March 31, 2000. The Series' investments may include securities traded in the over-the-counter markets.

PRINCIPAL RISKS

Small Cap Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Small Cap Value Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' manager looks for companies whose stock prices appear to be undervalued. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the manager believes is its true value, or that the stock's price will go down.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF SMALL CAP COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Series' investments are often focused in a small number of business sectors, which increases the risk should adverse economic developments occur in one of those sectors. In addition, the Series may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Small Cap Value Series' volatility and performance. The bar chart is intended to show you how performance of the Series has varied from year to year. However, because the Series was not offered until May 1, 1998 only one calendar year of information is available. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                           CAP STOCK SERIES
                                                                           ----------------
1999                                                                             15.34

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 3.37%.

BEST QUARTER:    24.20%  quarter ended June 30, 1999
WORST QUARTER:  -15.60%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Small Cap Value Series................     15.34%           5.31%
Russell 2000 Index**..................     21.36%           4.11%

------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

GLOBAL GROWTH SERIES

OBJECTIVE

The objective of Global Growth Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Growth Series pursues its objective by investing primarily in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Series focuses primarily on medium- to large-sized, established growth companies with one or more of the following characteristics:

    - a dominant market position,

    - superior growth prospects,

    - strong management with a focused growth strategy, and

    - the ability to finance future growth.

The Series also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Series' investment adviser looks for companies that it believes:

    - have the potential for earnings growth over time that is above the growth rate of more established companies, or

    - are early in their life cycles and have the potential to become major enterprises.

Although the Series invests primarily in common stocks of issuers located in developed countries, the Series also may invest in less developed markets of the world. In selecting emerging market securities, the Series' investment adviser looks for companies with characteristics similar to those which it looks for in companies located in developed countries. Emerging market companies, however, have the potential to benefit from the economic growth of the developing region.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of over $5 billion. The Series' median market capitalization was $22.3 billion as of March 31, 2000.

PRINCIPAL RISKS

Global Growth Series' share price will change daily because of changes in the values of the securities held by the Series. You may lose money if you invest in the Series. The principal risks of investing the Global Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of common stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of established and emerging growth companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' adviser anticipated.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF MID AND SMALL CAP COMPANIES. The securities of both U.S. and non-U.S. medium- and smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. These companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of medium-and smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         GLOBAL GROWTH SERIES
                                                                         --------------------
1993                                                                             17.92
1994                                                                             -2.98
1995                                                                             30.49
1996                                                                              19.1
1997                                                                              6.82
1998                                                                             11.36
1999                                                                             57.68

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 8.16%.

BEST QUARTER:          39.86%   quarter ended December 31, 1999
WORST QUARTER:         -20.55%  quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Global Growth Series........     57.68%       23.86%           18.60%
MSCI World Index**..........     25.34%       20.24%           17.02%

------------------------------

 * Inception date was May 1, 1992.

** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

GLOBAL EQUITY SERIES

OBJECTIVE

The objective of Global Equity Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Series invests primarily in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The Series spreads its investments across these markets and focuses on companies which the Series' sub-adviser, Massachusetts Financial Service Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Under normal market conditions, the Series invests in at least three different countries. The Series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Series' investments may include securities traded in the over-the-counter markets.

A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.

The Series may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

PRINCIPAL RISKS

Global Equity Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - OVER-THE-COUNTER RISK. Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE

A bar chart and performance table are not provided for the Series because it did not commence operations until the date of this Prospectus.

LARGE CAP GROWTH SERIES

OBJECTIVE

The objective of Large Cap Growth Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Large Cap Growth Series pursues its objective by investing primarily in the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. Normally, about 40 to 50 companies will be represented in the Series' portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' assets. The Series' focus on a relatively small number of intensively researched companies is not typical of most equity mutual funds. The Series is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The sub-adviser of Large Cap Growth Series, Alliance Capital Management L.P. ("Alliance"), relies heavily upon the fundamental analysis and research of its large internal staff. The Alliance staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies with substantially above average prospective earnings growth that is not fully reflected in current market valuations.

Alliance expects the average market capitalization of companies represented in the Series' portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500. As of March 31, 2000, the average market capitalization of companies comprising the S&P 500 was $94.9 billion. The Series' average market capitalization as of such date was $89.5 billion.

Although the Series invests primarily in stocks of United States companies, it may invest up to 15% of its total assets in securities of foreign companies.

The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

PRINCIPAL RISKS

Large Cap Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Large Cap Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of growth and/or large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF FOCUSING ON A SMALL NUMBER OF COMPANIES. Because the Series focuses on a limited number of companies, it may be more significantly affected by adverse developments in one of those companies than if it had held a more diverse portfolio of securities.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes are likely to achieve superior earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Large Cap Growth Series' volatility and performance. The bar chart is intended to show you how performance of the Series has varied from year to year. However, because the Series was not offered until May 1, 1998 only one calendar year of information is available. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                           CAP STOCK SERIES
                                                                           ----------------
1999                                                                             27.22

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 5.91%.

BEST QUARTER:    29.14%  quarter ended December 31, 1999
WORST QUARTER:  -12.01%  quarter ended September 30, 1999

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Large Cap Growth Series...............     27.22%          27.97%
S&P 500 Index**.......................     21.04%          19.79%

------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of 500 common stocks.

INVESTORS GROWTH SERIES

OBJECTIVE

The investment objective of Investors Growth Series is to provide long-term growth of capital and future income rather than current income.

PRINCIPAL INVESTMENT STRATEGIES

The Series invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which the Series' sub-adviser, Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.

In managing the Series, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    - a strong franchise, strong cash flows and a recurring revenue stream;

    - a strong industry position, where there

      -- is potential for high profit margins

      -- are substantial barriers to new entry in the industry;

    - a strong management with a clearly defined strategy;

    - new products or services.

Consistent with its investment strategy the Series may invest in foreign securities through which it may have exposure to foreign currencies. The Series may also enter into foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Series' investments may include securities traded in the over-the-counter markets.

Under normal market conditions, it is the Series' intention to maintain a median market capitalization for its portfolio of greater than $5 billion, making it a "large cap fund."

PRINCIPAL RISKS

Investors Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or the stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes offer better than average prospects for long-term growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FOREIGN INVESTMENT. Investing in foreign securities involves risks not typically associated with U.S. investing. These investments may involve increased political and economic risk. In addition, the Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE

A bar chart and performance table are not provided for the Series because it did not commence operations until the date of this Prospectus.

GROWTH STOCK SERIES

OBJECTIVE

The objective of Growth Stock Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Growth Stock Series invests primarily in common stocks. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The Series may engage in active and frequent trading to achieve its principal investment strategies.

The Series' investments may include securities traded in the over-the-counter markets.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of $1 billion to $8 billion--making it a "mid cap growth fund." The Series' median market capitalization was $5.9 billion as of March 31, 2000.

PRINCIPAL RISKS

Growth Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the adviser believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the adviser had anticipated.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                          GROWTH STOCK SERIES
                                                                          -------------------
1990                                                                              -3.1
1991                                                                              53.5
1992                                                                              2.94
1993                                                                              8.78
1994                                                                             -2.82
1995                                                                             27.66
1996                                                                             16.41
1997                                                                             12.42
1998                                                                             19.01
1999                                                                             55.17

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 15.85%.

BEST QUARTER:    44.29%   quarter ended December 31, 1999
WORST QUARTER:  -16.04%   quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                                                                     SINCE
                            ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION*
                            --------    ----------    ---------    ----------
Growth Stock Series.....     55.17%       25.28%       17.45%        15.79%
S&P 500 Index**.........     21.04%       28.51%       18.17%        16.57%*
S&P 400 Midcap
  Index***..............     14.70%       23.01%       15.10%        13.41%

------------------------------

 * Inception date was March 24, 1987.

 ** An unmanaged index of 500 common stocks.

*** An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Going forward, the Series will use S&P Midcap Index as a measure of comparable total return because it is better suited for the investment strategy of the Series.

AGGRESSIVE GROWTH SERIES

OBJECTIVE

The objective of Aggressive Growth Series is maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Aggressive Growth Series invests primarily in common stocks. The Series focuses on:

    - common stocks of small and medium sized companies that are early in their life cycles, but which the Series' adviser believes have the potential to become major enterprises (emerging growth companies); and

    - common stocks of more established companies whose rates of earnings growth are expected to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment or rejuvenated management.

The Series' investments include common stocks purchased in initial public offerings (IPOs) and securities traded in the over-the-counter markets.

The Series selects stocks based upon their growth potential. The Series' adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The Series may engage in active and frequent trading to achieve its principal investment strategies.

Under normal market conditions, the Series intends to maintain a median market capitalization for its portfolio of less than $1.5 billion -- making it a "small cap growth fund." The Series median market capitalization was $1.3 billion as of March 31, 2000.

PRINCIPAL RISKS

Aggressive Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Aggressive Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the adviser believes have superior earnings growth potential. If the adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the adviser had anticipated.

    - RISKS OF SMALL CAP COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INITIAL PUBLIC OFFERINGS. Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.

    The Series' total return during 1999 was enhanced by its investments in IPOs. The effect of IPOs on the Series' total returns going forward may not be positive, or as significant, either as a result of changes in the IPO market or growth of the Series' assets which may reduce the Series' total return.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Aggressive Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*

[BAR GRAPH]

                                                                      INTERNATIONAL STOCK SERIES
                                                                      --------------------------
1995                                                                             28.89
1996                                                                              7.64
1997                                                                              1.43
1998                                                                             21.17
1999                                                                            109.25

* The Series' total return for the period from January 1, 2000 through March 31, 2000 was 26.76%.

BEST QUARTER:      60.73%      quarter ended December 31, 1999
WORST QUARTER:    -21.85%      quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 1999

                              ONE YEAR   FIVE YEARS    SINCE INCEPTION*
                              --------   ----------    ----------------
Aggressive Growth Series....   109.25%     29.17%           24.92%
S&P 500 Index**.............    21.04%     28.51%           25.61%
Russell 2000 Index***.......    21.36%     15.04%           12.97%

------------------------------

 * Inception date was May 2, 1994.

 ** An unmanaged index of 500 common stocks.

*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index. Going forward, the Series will use the Russell 2000 Index as a measure of comparable total return because it is better suited for the investment strategy of the Series.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. These variable life insurance policies and variable annuity contracts are sometimes referred to as "Contracts." As a Contract owner, you allocate the value of your Contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a Contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (usually 3 p.m. Central time) on each day the exchange is open.

Each Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors.

A significant portion of certain Series' assets may consist of securities of foreign issuers that trade on weekends or other days when the Series do not price their shares. As a result, the net asset value of each such Series' shares may change on days when the Series is not open for shareholder purchases or redemptions.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value their assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for each Series determined as of that same date.

TRANSFERS AMONG SUBACCOUNTS

You may transfer amounts among the subaccounts available, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. These transfers have the effect of changing your participation in the various Series. Transfers between subaccounts are not taxable to you under current Federal income tax law.

TAXATION

So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity contracts and variable life insurance policies, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York Contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Series, and also serves as the Series' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for the management of the Series' business affairs, subject to the overall authority of the Board of Directors. Advisers' address is 500 Bielenberg Drive, Woodbury, Minnesota 55125-1400.

Each Series pays Advisers a monthly fee for providing investment advisory services. The services provided by Advisers include:

    - General management of all Series.

    - Investment management for those Series that do not have a sub-adviser.

    - Ultimate responsibility (subject to oversight by the Fund's Board of Directors) to oversee any sub-advisers hired to manage all or a portion of any of the Series and recommend the hiring, termination and replacement of sub-advisers.

The Fund has received an exemptive order from the Securities and Exchange Commission under which the Fund uses a "Manager of Managers" structure. This permits Advisers to appoint new sub-advisers, with approval by the Fund's Board of Directors and without obtaining approval from those contract holders that participate in the applicable Series. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. Advisers will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.


Advisers has entered into investment sub-advisory agreements on behalf of Multisector Bond Series, American Leaders Series, Capital Opportunities Series, International Stock Series, International Stock Series II, S&P 500 Index Series, Global Equity Series, Mid Cap Stock Series, Blue Chip Stock Series, Blue Chip Stock Series II, Small Cap Value Series, Large Cap Growth Series and Investors Growth Series. For their services, the sub-advisers are paid a fee by Advisers. During their most recent fiscal year, the Series paid the following investment advisory fees to Advisers:



                                                   ADVISORY FEE
                                                AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                             ------------------------
Money Market Series......................              .30%
U.S. Government Securities Series........              .47%
Diversified Income Series................              .47%
Multisector Bond Series..................              .75%
High Yield Series........................              .50%
Asset Allocation Series..................              .47%
American Leaders Series*.................              .90%
Value Series.............................              .70%
Capital Opportunities Series*............              .90%
Growth & Income Series...................              .63%
S&P 500 Index Series.....................              .40%
Blue Chip Stock Series...................              .87%
Blue Chip Stock Series II*...............              .95%
International Stock Series...............              .84%
International Stock Series II............              .90%
Mid Cap Stock Series.....................              .90%
Small Cap Value Series...................              .90%
Global Growth Series.....................              .70%
Global Equity Series*....................             1.00%
Large Cap Growth Series..................              .90%


                                                   ADVISORY FEE
                                                AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                             ------------------------
Investors Growth Series*.................              .90%
Growth Stock Series......................              .61%
Aggressive Growth Series.................              .66%

------------------------------

* Rate shown is the contractual rate since these Series have just commenced operations.

Individuals affiliated with Advisers are responsible for the day-to-day management of Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series. Howard G. Hudson supervises the portfolio management of the fixed income Series, including the fixed income portion of the Asset Allocation Series. Lucinda S. Mezey supervises the portfolio management of the equity Series and the equity portion of the Asset Allocation Series. The individuals responsible for the day-to-day management of the Series are listed below.

MONEY MARKET SERIES. David C. Greenzang, Maroun M. Hayek and Robert C. Lindberg have been primarily responsible for the day-to-day management of the Series since 1995.

U.S. GOVERNMENT SECURITIES SERIES. Mr. Hayek, Christopher J. Pagano and Christopher J. Woods are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Woods have managed the Series since 1995 and Mr. Pagano since 1996.

DIVERSIFIED INCOME SERIES. Mr. Hayek, Mr. Pagano, Kendall C. Peterson and Mr. Woods are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Woods have managed the Series since 1995, Mr. Pagano since 1996 and Mr. Peterson since 1999.

HIGH YIELD SERIES. Mr. Peterson, Mr. Hayek and Mr. Lindberg are primarily responsible for the day-to-day management of the Series. Messrs. Hayek and Lindberg have managed the Series since 1995 and Mr. Peterson since 1999.

ASSET ALLOCATION SERIES. Charles L. Mehlhouse has been primarily responsible for the day-to-day management of the equity portion of the Series since 1996. Messrs. Hayek, Pagano, Peterson and Woods are primarily responsible for the day-to-day management of the fixed-income portion of the Series. Messrs. Hayek and Woods have managed the Series since 1995, Mr. Pagano since 1996 and Mr. Peterson since 1999.

VALUE SERIES. Nicholas M. De Peyster has been primarily responsible for the day-to-day management of the Series since its inception.

GROWTH & INCOME SERIES. Mr. Mehlhouse has been primarily responsible for the day-to-day management of the Series since 1996.

GLOBAL GROWTH SERIES. James S. Byrd and Diane M. Gotham are primarily responsible for the day-to-day management of the Series. Mr. Byrd has managed the Series since its inception, Ms. Gotham since 1998.

GROWTH STOCK SERIES. Michael J. Romanowski has been primarily responsible for the day-to-day management of the Series since 1998.

AGGRESSIVE GROWTH SERIES. Laura E. Granger has been primarily responsible for the day-to-day management of the Series since 1998.

Additional information about these investment supervisors and portfolio managers is set forth below.

    - Mr. Hudson, an Executive Vice President of Advisers and Head of Fixed Income Investments of Advisers since 1991, has been managing fixed income securities for Fortis, Inc. since 1991.

    - Mr. Greenzang, a Money Market Portfolio Officer, has been involved in management of debt securities for Fortis, Inc. since 1992.

    - Mr. Hayek, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1987.

    - Mr. Lindberg, a Vice President of Advisers since 1993, has been managing debt securities for Advisers since that time.

    - Mr. Pagano, a Vice President of Advisers since 1996, has been managing debt securities for Advisers since that time. From 1995 to 1996, Mr. Pagano was a Government Strategist for Merrill Lynch, New York, New York.

    - Mr. Peterson, a Vice President of Advisers, has been managing non-investment grade fixed income securities for Advisers since July 1999. From 1985 to July 1999 he was employed by Prudential Insurance Company of America in Newark, New Jersey with his last position being Vice President and portfolio manager.

    - Mr. Woods, a Vice President of Advisers since 1995, has been managing debt securities for Fortis, Inc. since 1993.

    - Ms. Mezey, an Executive Vice President of Advisers and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.

    - Mr. Byrd has been an Executive Vice President of Advisers since 1995, prior to which he was a Vice President of Advisers.

    - Mr. De Peyster, a Vice President of Advisers since 1995, has managed equity securities for Advisers since 1991.

    - Ms. Granger, a Vice President of Advisers since 1998, manages equity securities for Advisers. From July 1993 to July 1998, she was portfolio manager for General Motors Investment Management in New York, New York.

    - Ms. Gotham has been a Vice President of Advisers since 1998. From 1994 to 1998 she was a securities analyst for Advisers.

    - Mr. Mehlhouse, a Vice President of Advisers, has managed equity securities for Advisers since 1996. From 1993 to 1996, he was a portfolio manager for Marshall & IIsley Bank Corp., Milwaukee, Wisconsin.

    - Mr. Romanowski, a Vice President of Advisers since 1998, was a portfolio manager for Value Line, New York, NY from October 1995 to March 1998, prior to which he was a securities analyst for Conning & Co. in Hartford, CT from 1992 to 1995.

SUB-ADVISERS


Multisector Bond Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series each has a sub-adviser. The sub-advisers provide investment research, advice and supervision and furnish and conduct the management investment programs for the Series, subject to the general control of Advisers and the Series' Board of Directors. The sub-adviser of each Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any.


INTERNATIONAL STOCK SERIES. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock Series. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 1999 totaling approximately $75 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Series.


Herbert W. Gullquist is Chief Investment Officer of Lazard and a Vice Chairman and Managing Director of Lazard Freres. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. John R. Reinsberg is a Managing Director of Lazard Freres responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. Mr. Gullquist and Mr. Reinsberg have been primarily responsible for the day-to-day management of International Stock Series since its inception.

S&P 500 INDEX SERIES AND MID CAP STOCK SERIES. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series and the Mid Cap Stock Series. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes, with more than $127 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $485 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

John O'Toole and Steven A. Falci have primary responsibility for the day-to-day management of Mid Cap Stock Series. Mr. O'Toole, who has been employed by the Mellon organization since 1979, has managed the Series since 1999. Mr. Falci, who has been employed by the Mellon organization since 1994, has managed the Series since its inception.

BLUE CHIP STOCK SERIES. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock Series. T. Rowe Price was founded in 1937 and, together with its affiliates, managed over $179.9 billion for over eight million individual and institutional investor accounts as of December 31, 1999. Some of T. Rowe Price's accounts have investment policies similar to those of the Series.

The Series has an investment advisory committee chaired by Larry J. Puglia. Mr. Puglia has had the day-to-day responsibilities of managing the Series since 1996 and has been managing investments since joining T. Rowe Price in 1990.


INTERNATIONAL STOCK SERIES II. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the subadviser of the International Stock Series II. Price International, previously known as Rowe Price-Fleming International, Inc., was incorporated in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited. T. Rowe Price acquired Fleming's joint venture interest in August 2000, and now Price International is a wholly-owned subsidiary of T. Rowe Price. Price International managed over $39.2 billion as of June 30, 2000. Some of Price International's accounts have investment policies similar to those of the Series.



The Series has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the Series' investment program. The members of the advisory group are: John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith and David J.L. Warren. Mr. Ford has been with Price International in research and portfolio management since 1982. Mr. Seddon joined Price International in 1987 and has 13 years of portfolio management experience. Mr. Bickford-Smith joined Price International in 1995 and has 15 years experience in portfolio management. Mr. Warren joined Price International in 1983 and has 19 years experience in equity research, fixed income research and portfolio management.


SMALL CAP VALUE SERIES. Berger LLC ("Berger"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value Series, has entered into an agreement with Perkins, Wolf,

McDonnell & Company (the "Manager") under which Berger LLC will pay the Manager a fee to provide the day-to-day investment management for the Series.

Robert H. Perkins has been primarily responsible for the day-to-day management of Small Cap Value Series since its inception. Mr. Perkins is President and a Director of the Manager and has been an investment manager since 1970.

LARGE CAP GROWTH SERIES. Alliance Capital Management L.P. ("Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth Series. Alliance is an international investment manager supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which approximately $169 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 52 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over 5 million shareholders.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), which is a wholly-owned subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company.

James G. Reilly, an Executive Vice President of Alliance, has been primarily responsible for the day-to-day management of Large Cap Growth Series since its inception. Mr. Reilly joined Alliance in 1984 and has been a portfolio manager on the U.S. Large Cap team since 1988. Mr. Reilly has 16 years investment experience.

MULTISECTOR BOND SERIES AND BLUE CHIP STOCK SERIES II. A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond Series and the Blue Chip Stock Series
II. AIM has acted as an investment adviser since its organization in 1986. As of December 31, 1999, AIM, together with its affiliates, advises or manages approximately $160 billion in assets for over 125 investment portfolios.

AIM uses a team approach to investment management for both the Multisector Bond Series and Blue Chip Stock Series II. The individual members of the team who are primarily responsible for the day-to-day management of the Multisector Bond Series are Robert G. Alley, Jan H. Friedli and Carolyn L. Gibbs. Mr. Alley, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Friedli, Portfolio Manager, has been associated with AIM and/or its affiliates since 1999. From 1997 to 1999, Mr. Friedli was global fixed-income portfolio manager for Nicholas-Applegate Capital Management and, from 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management. Ms. Gibbs, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992.


The individual members of the team who are primarily responsible for the day-to-day management of the Blue Chip Stock Series II are Monika H. Degan and Jonathan C. Schoolar. Ms. Degan, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995, prior to which she was a Senior Financial Analyst for Shell Oil Co. Pension Trust. Mr. Schoolar, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1986.


CAPITAL OPPORTUNITIES SERIES, GLOBAL EQUITY SERIES AND INVESTORS GROWTH
SERIES. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of Capital Opportunities Series, Global Equity Series and Investors Growth Series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $136.72 billion as of December 31, 1999.

Maura A. Shaughnessy, a Senior Vice President of MFS, is the portfolio manager of Capital Opportunities Series. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991. David R. Mannheim, a Senior Vice President of MFS, is the portfolio manager of Global Equity Series. Mr. Mannheim has been employed in the investment management area of MFS since 1988. Stephen Pesek and Thomas D. Barrett are the portfolio managers of the Investors Growth Series. Mr. Pesek, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1994. Mr. Barrett, a Vice President of MFS, has been employed in the investment management areas of MFS since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

AMERICAN LEADERS SERIES. Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the sub-adviser to the American Leaders Series. Federated is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. advise approximately 176 mutual funds and separate accounts, which total approximately $124 billion in assets as of January 31, 2000. Federated Investors, Inc. was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees.

Michael P. Donnelly and Arthur J. Barry are portfolio managers of American Leaders Series. Mr. Donnelly joined Federated Investors, Inc. in 1989 as an investment analyst and has been a portfolio manager since 1994. Mr. Donnelly has been a Senior Vice President of Federated since May 1999 and is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia. Mr. Barry joined Federated Investors, Inc. in 1994 as an investment analyst. He served as an Assistant Vice President of Federated from 1997 through June 1998 and has been a Vice President of Federated since July 1998. Mr. Barry is a Chartered Financial Analyst. He earned his M.S.I.A. with concentrations in finance and accounting from Carnegie Mellon University.

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of each Series are described above under "The Series." These are the strategies that Advisers and the respective sub-advisers believe are most likely to be important in trying to achieve each Series' objective. Of course, there is no guarantee that any Series will achieve its objectives. You should be aware that a Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

SECURITIES LENDING

To generate additional income, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series currently lend their portfolio securities. While currently not the case, the other Series may also lend their portfolio securities.

TEMPORARY DEFENSIVE MEASURES

In an attempt to respond to adverse market, economic, political or other conditions, a Series may invest its assets for temporary defensive purposes, without limit, in the following manner:


    - Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, Blue Chip Stock Series II, Small Cap Value Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series may invest in cash, money market instruments, bonds or other debt securities.



    - Blue Chip Stock Series and International Stock Series II may invest in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, which are in the two highest rating categories and mature in one year or less. In addition, each Series may invest in shares of the Reserve Investment Fund, a money market fund managed by T. Rowe Price, the Blue Chip Stock Series' sub-adviser.


    - International Stock Series may invest in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash.

    - Global Growth Series may invest in high-quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or high-quality money market instruments.

During periods when a Series assumes a temporary defensive position, the Series will not be pursuing and may not achieve its investment objective. S&P 500 Index Series and Mid Cap Stock Series do not intend to take temporary defensive positions that are inconsistent with their principal investment strategies.

PORTFOLIO TURNOVER

Before investing in a Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return.

The Series, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Series may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Series' higher turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Series' market capitalization target and the need to sell holdings to meet redemption activity in the Series. For the fiscal year ended December 31, 1999 Multisector Bond Series (194%), Asset Allocation Series (178%), Value Series (211%), Growth Stock Series (175%) and Aggressive Growth Series (264%) had portfolio turnover rates in excess of 100%. While higher turnover rates may result in increased transaction costs, the Series' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. The "Financial Highlights" section of this Prospectus shows each Series' historical portfolio turnover rate.

DURATION

As discussed above under "The Series," certain Series attempt to maintain the average effective durations of their portfolios within specified ranges. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.


Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and High Yield Series are sometimes referred to in this section as the "Fixed Income Series" and American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series are sometimes referred to as the "Equity Series."



    - INTEREST RATE RISK. The Fixed Income Series and Asset Allocation Series are subject to interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, investments made by certain Series may be highly volatile in response to changing interest rates. These investments include IOs, POs, inverse floaters, accrual bonds, payment-in-kind bonds and zero-coupon obligations.

    - CREDIT OR DEFAULT RISK. The Fixed Income Series and Asset Allocation Series are subject to credit or default risk. This is the risk that the issuers of debt securities held by the Series will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Series. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell. When a Series purchases unrated securities, it will depend on the adviser's or sub-adviser's analysis of credit risk more heavily than usual.


    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. High Yield Series invests primarily in non-investment grade fixed income obligations, and a significant portion of the portfolios of Multisector Bond Series, Diversified Income Series and Asset Allocation Series may consist of such obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. Multisector Bond Series may invest up to 35% of its total assets, and Diversified Income Series and Asset Allocation Series may invest up to 30% of their total assets in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency. High Yield Portfolio may invest without limitation in these securities, and may invest up to 10% of its total assets in "non-performing" securities rated lower than Caa or CCC. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. "Non-performing" securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. These securities are highly speculative.


    - CALL RISK. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series are subject to call risk. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Series are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A Series would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.


    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series are subject to both prepayment and extension risk in connection with their investments in mortgage-backed and/or asset-backed securities. To the extent it invests in mortgage-backed and/or asset-backed securities, High Yield Series may also be subject to the risks of investing in these types of securities.

         Prepayment risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-backed securities or prepay the debt obligations underlying asset-backed securities. A Series holding these securities must reinvest the prepayments at a time when interest rates on new investments are falling, reducing the income of the Series. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

         Extension risk. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of securities. This would, in effect, convert a short- or medium-duration mortgage-or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


    - INCOME RISK. The Fixed Income Series and Asset Allocation Series are subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.



    - RISKS OF COMMON STOCKS. Because of their investments in common stocks, the Equity Series and Asset Allocation Series are subject to the following risks:


         Market risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

         Company risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

         Sector risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.


    - RISKS OF GROWTH STOCKS. Asset Allocation Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series focus on stocks which Advisers, or a Series' sub-adviser, believes have the potential for superior earnings growth. Growth & Income Series may also use this approach. If Advisers or a Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if Advisers' or the sub-adviser's judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Advisers or the sub-adviser had anticipated.



    - RISKS OF VALUE STOCKS. American Leaders Series, Value Series, Small Cap Value Series and International Stock Series focus on stocks of companies whose shares appear to be undervalued. Growth & Income Series may also use this approach. These "value stocks" can remain undervalued for years. There is the risk that a value stock may never reach what Advisers, or a Series' sub-adviser, believes is its full value, or that the stock's price will go down.



    - RISKS OF SMALL CAP COMPANIES. Small Cap Value Series, Global Growth Series and Aggressive Growth Series are subject to the risks of investing in smaller-capitalization companies. Smaller-capitalization companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future.


    - RISKS OF MID CAP COMPANIES. Value Series, International Stock Series II, Mid Cap Stock Series, Global Growth Series and Growth Stock Series are subject to the risks of investing in mid-sized companies. To the extent it invests in mid-sized companies, Blue Chip Stock Series may also be subject to the risks of investing in mid cap companies. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies and therefore may have greater volatility than more established companies.



    - RISKS OF LARGE CAP COMPANIES. Each Equity Series and Asset Allocation Series may invest in stocks of large-capitalization companies, and American Leaders Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II and Large Cap Growth Series focus on such stocks. Large company stocks historically have tended to be less volatile than stocks of smaller companies. In the long run, however, large company stocks may produce more modest gains than stocks of smaller companies as a trade-off for this potentially lower risk.



    - OVER-THE-COUNTER RISK. Each Equity Series and Asset Allocation Series may invest in companies whose stocks trade in the over-the-counter market. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.



    - RISKS OF INITIAL PUBLIC OFFERINGS. Each Equity Series and Asset Allocation Series may invest in initial public offerings ("IPOs"). Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.



    - RISKS OF FOREIGN INVESTING. Money Market Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Global Growth Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series may invest in foreign securities as a principal investment strategy. A Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. These risks include:


         Currency risk. Because the Series invest in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the Series may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. This risk factor does not apply to Money Market Series, which invests only in U.S. dollar denominated obligations.

         Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

         Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

         Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.


    - RISKS OF EMERGING MARKETS. Multisector Bond Series, Capital Opportunities Series, International Stock Series II, Global Growth Series and Global Equity Series may invest in emerging markets as a principal investment strategy. The other Series that invest in foreign securities may invest in emerging markets to a more limited extent. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.



    - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. Multisector Bond Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series may engage in forward currency exchange contracts and/or futures and options transactions as a principal investment strategy. Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series may also invest a portion of their assets in options. The use of these derivative instruments exposes the Series to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:


         the risk that interest rates, securities prices or currency markets will not move in the direction that Advisers or a Series' sub-adviser anticipates;

         an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

         the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

         leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Series' initial investment in that instrument; and

         particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Series worse off than if it had not entered into the position.

    If a Series uses derivative instruments and if Advisers' or the Series' sub-adviser's judgment proves incorrect, the Series' performance could be worse than if it had not used these instruments.

    - RISKS OF SECURITIES LENDING. Each Series may lend up to 33 1/3% of the value of its total assets. When a Series loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, each Series invests the cash collateral in high grade money market securities, which are subject to credit or default risk.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, each Series may trade securities frequently and hold securities in their portfolios for one year or less. Frequent purchases and sales of portfolio securities will increase a Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; for the Equity Series, an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.

    - MANAGEMENT RISK. All Series, with the exception of S&P 500 Index Series, are actively managed by professionals with extensive money management experience and expertise. The performance of a Series will reflect in part the ability of Advisers or the Series' sub-adviser to select securities which are suited to achieving the Series' investment objectives. Due to their active management, the Series could underperform other mutual funds with similar investment objectives or the market generally.

    - INFLATION RISK. Even if the principal value of your investment in a Series, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series shares and distributions may decline, even if their value in dollars increases.

    - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

    Whether the Euro conversion will materially affect the performance of Series investing in foreign securities is uncertain. A Series may be affected by the Euro's impact on the business or financial condition of European issuers held by that Series. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Series hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about the shares of each Series. This information is intended to help you understand each Series' financial performance for the past five years or, if shorter, the period of the Series' operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Series, assuming you reinvested all of your dividends and distributions. Information is not presented for American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series, because they had not commenced operations during the years presented.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                    MONEY MARKET SERIES                           1999        1998        1997        1996          1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $11.06      $11.03      $10.94      $10.83      $10.63
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................         .54         .57         .58         .57         .60
  Net realized and unrealized gain (loss) on investments....          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................         .54         .57         .58         .57         .60
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        (.40)       (.54)       (.49)       (.46)       (.40)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $11.20      $11.06      $11.03      $10.94      $10.83
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................        4.96%       5.32%       5.34%       5.17%       5.71 %
Net assets end of year (000s omitted).......................    $124,105    $ 77,097    $ 57,009    $ 61,906    $ 41,807
Ratio of expenses to average daily net assets...............         .35%        .35%        .38%        .38%        .40 %
Ratio of net investment income to average daily net
  assets....................................................        4.88%       5.18%       5.19%       5.14%       5.44 %
----------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES                                 1999        1998        1997        1996          1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $10.93      $10.68      $10.57      $11.16       $9.40
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................         .63         .60         .80         .67         .70
  Net realized and unrealized gain (loss) on investments....        (.84)        .34         .12        (.51)       1.06
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................        (.21)        .94         .92         .16        1.76
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        (.59)       (.69)       (.81)       (.75)         --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $10.13      $10.93      $10.68      $10.57      $11.16
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................       (1.94%)      8.87%       9.08%       2.21%     18.78%
Net assets end of year (000s omitted).......................    $138,658    $152,672    $142,070    $161,678    $182,687
Ratio of expenses to average daily net assets...............         .52%        .51%        .54%        .53%        .53 %
Ratio of net investment income to average daily net
  assets....................................................        5.64%       5.53%       6.03%       6.17%       6.78 %
Portfolio turnover rate.....................................          97%        114%        148%        176%        115 %
----------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
            DIVERSIFIED INCOME SERIES                      1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................         $11.91         $11.98         $11.70         $12.20         $10.40
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................            .85            .73            .91            .82            .88
  Net realized and unrealized gain (loss) on
    investments...................................          (1.05)           .01            .26           (.40)           .92
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................           (.20)           .74           1.17            .42           1.80
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................           (.80)          (.81)          (.89)          (.91)            --
  Excess distributions of net realized gains......             --             --             --           (.01)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............           (.80)          (.81)          (.89)          (.92)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................         $10.91         $11.91         $11.98         $11.70         $12.20
---------------------------------------------------------------------------------------------------------------------------------
Total return@.....................................          (1.68%)         6.31%         10.44%          4.15%         17.26 %
Net assets end of year (000s omitted).............       $101,153       $115,182       $105,200       $105,831       $109,120
Ratio of expenses to average daily net assets.....            .54%           .52%           .55%           .55%           .55 %
Ratio of net investment income to average daily
  net assets......................................           6.78%          6.56%          7.11%          6.86%          7.78 %
Portfolio turnover rate...........................             87%            96%           166%           171%           139 %
---------------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


                                                                                  YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                            --------------------------------------------------------------------
MULTISECTOR BOND SERIES (FORMERLY GLOBAL BOND SERIES)         1999           1998           1997           1996          1995+
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......                     $11.56         $10.65         $11.11         $11.30         $10.00
------------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net................                        .57            .30            .46            .57            .54
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions...           (1.44)          1.13           (.45)          (.13)          1.52
------------------------------------------------------------------------------------------------------------------------------------
Total from operations....................                       (.87)          1.43            .01            .44           2.06
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    From investment income - net.........                       (.35)          (.19)          (.37)          (.43)          (.54)
    From net realized gains..............                       (.08)          (.33)          (.10)          (.20)          (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders......                       (.43)          (.52)          (.47)          (.63)          (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............                     $10.26         $11.56         $10.65         $11.11         $11.30
------------------------------------------------------------------------------------------------------------------------------------
Total return@............................                      (7.53%)        13.49%          0.14%          3.32%         19.14 %
Net assets end of year (000s omitted)....                    $24,926        $24,659        $20,692        $20,228        $13,187
Ratio of expenses to average daily net assets...                 .90%           .88%          1.10%          1.02%          1.28 %*
Ratio of net investment income to average daily net
  assets.................................                       3.83%          4.19%          4.41%          5.07%          5.01 %*
Portfolio turnover rate..................                        194%           190%           168%           129%           184 %
------------------------------------------------------------------------------------------------------------------------------------


 * Annualized.
 + For the period January 3, 1995 (commencement of operations) to December 31,
   1995. The Series' inception was December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                     HIGH YIELD SERIES                         1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $9.91        $10.77         $9.83         $9.74         $9.47
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .89           .75           .96          1.04          1.15
  Net realized and unrealized gain (loss) on investments....     (.80)         (.71)           --           .13           .30
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      .09           .04           .96          1.17          1.45
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................     (.91)         (.83)         (.02)        (1.03)        (1.14)
  From net realized gains...................................       --          (.07)           --            --            --
  Excess distributions of net realized gains................       --            --            --          (.05)         (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.91)         (.90)         (.02)        (1.08)        (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $9.09         $9.91        $10.77         $9.83         $9.74
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     1.17%          .62%         9.76%        10.52%        12.73 %
Net assets end of year (000s omitted).......................  $68,166       $70,983       $59,228       $42,578       $28,129
Ratio of expenses to average daily net assets...............      .57%          .56%          .62%          .63%          .63 %
Ratio of net investment income to average daily net
  assets....................................................     9.19%         9.39%        10.31%        10.22%        11.30 %
Portfolio turnover rate.....................................       75%          120%          353%          235%          130 %
---------------------------------------------------------------------------------------------------------------------------------

 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.




---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
ASSET ALLOCATION SERIES                                    1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $21.09         $17.62         $16.99         $15.90         $13.56
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..............................       .54            .49            .59            .61            .65
  Net realized and unrealized gain (loss) on
    investments........................................      3.27           3.02           2.82           1.38           2.35
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................      3.81           3.51           3.41           1.99           3.00
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.49)          (.01)          (.59)          (.61)          (.64)
  From net realized gains..............................     (1.63)          (.03)         (2.19)          (.28)          (.02)
  Excess distributions of net realized gains...........        --             --             --           (.01)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................     (2.12)          (.04)         (2.78)          (.90)          (.66)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $22.78         $21.09         $17.62         $16.99         $15.90
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................     19.56%         19.97%         20.24%         12.50%         21.97 %
Net assets end of year (000s omitted)..................  $679,957       $593,878       $482,280       $397,712       $341,511
Ratio of expenses to average daily net assets..........       .52%           .51%           .53%           .54%           .55 %
Ratio of net investment income to average daily net
  assets...............................................      2.58%          2.64%          3.16%          3.66%          4.25 %
Portfolio turnover rate................................       178%           114%           113%           115%            98 %
---------------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                               YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------
                                                              ---------------------------------------------------------
VALUE SERIES                                                    1999           1998           1997          1996+
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $14.38         $13.42         $11.38         $10.27
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................       .13            .16            .12            .14
  Net realized and unrealized gain on investments...........      1.15           1.13           2.75           1.10
-----------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      1.28           1.29           2.87           1.24
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        --           (.16)          (.13)          (.13)
  From net realized gains...................................      (.01)          (.17)          (.70)            --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.01)          (.33)          (.83)          (.13)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $15.65         $14.38         $13.42         $11.38
-----------------------------------------------------------------------------------------------------------------------
Total return@...............................................      8.96%          9.64%         25.24%         11.49 %
Net assets end of year (000s omitted).......................   $94,583        $87,604        $55,058        $13,951
Ratio of expenses to average daily net assets...............       .78%           .76%           .83%           .87 %*
Ratio of net investment income to average daily net
  assets....................................................       .85%          1.26%          1.41%          1.72 %*
Portfolio turnover rate.....................................       211%           332%           121%            36 %
-----------------------------------------------------------------------------------------------------------------------

 * Annualized
 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.
@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
GROWTH & INCOME SERIES                                      1999           1998           1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......................    $21.23         $18.76         $15.16         $12.83        $10.07
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............................       .33            .48            .40            .34           .33
  Net realized and unrealized gain on investments.......      1.81           2.00           3.80           2.54          2.76
---------------------------------------------------------------------------------------------------------------------------------
Total from operations...................................      2.14           2.48           4.20           2.88          3.09
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........................      (.50)            --           (.39)          (.34)         (.33 )
  From net realized gains...............................      (.93)          (.01)          (.21)          (.21)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....................     (1.43)          (.01)          (.60)          (.55)         (.33 )
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year............................    $21.94         $21.23         $18.76         $15.16        $12.83
---------------------------------------------------------------------------------------------------------------------------------
Total return@...........................................     10.72%         13.21%         27.69%         21.51%        29.70 %
Net assets end of year (000s omitted)...................  $317,186       $312,939       $244,970       $134,932       $59,533
Ratio of expenses to average daily net assets...........       .69%           .67%           .70%           .76%          .80 %
Ratio of net investment income to average daily net
  assets................................................      1.41%          2.45%          2.63%          2.38%         2.86 %
Portfolio turnover rate.................................        95%            30%            11%            20%           17 %
---------------------------------------------------------------------------------------------------------------------------------

 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
S&P 500 INDEX SERIES                                            1999           1998           1997          1996+
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $18.83         $14.93         $11.47        $10.09
----------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................       .17            .16            .12           .10
  Net realized and unrealized gain on investments...........      3.66           4.03           3.58          1.37
----------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      3.83           4.19           3.70          1.47
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        --           (.16)          (.12)         (.09)
  From net realized gains...................................        --           (.13)          (.12)           --
----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................        --           (.29)          (.24)         (.09)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $22.66         $18.83         $14.93        $11.47
----------------------------------------------------------------------------------------------------------------------
Total return@...............................................     20.34%         28.11%         32.32%        14.29 %
Net assets end of year (000s omitted).......................  $424,773       $252,832       $109,572       $21,979
Ratio of expenses to average daily net assets...............       .46%           .46%           .51%          .79 %*
Ratio of net investment income to average daily net
  assets....................................................       .92%          1.17%          1.41%         1.47 %*
Portfolio turnover rate.....................................         3%             3%             5%            6 %
----------------------------------------------------------------------------------------------------------------------

 * Annualized.
 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                   BLUE CHIP STOCK SERIES                       1999          1998         1997         1996+
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $18.58        $14.76       $11.67       $10.07
------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................       .02           .05          .07          .07
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................      3.65          4.09         3.08         1.60
------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      3.67          4.14         3.15         1.67
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................      (.02)         (.06)        (.06)        (.07)
  From net realized gains...................................      (.30)         (.26)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.32)         (.32)        (.06)        (.07)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $21.93        $18.58       $14.76       $11.67
------------------------------------------------------------------------------------------------------------------
Total return@...............................................     19.88%        28.07%       27.00%       16.24%
Net assets end of year (000s omitted).......................  $284,229      $182,921      $78,729      $17,606
Ratio of expenses to average daily net assets...............       .92%          .94%        1.02%        1.13%*
Ratio of net investment income to average daily net
  assets....................................................       .10%          .41%         .75%         .82%*
Portfolio turnover rate.....................................        40%           34%          24%          17%
------------------------------------------------------------------------------------------------------------------

  * Annualized.
  + For the period May 1, 1996 (commencement of operations) to December 31,
    1996. The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                 INTERNATIONAL STOCK SERIES                     1999          1998          1997         1996         1995+
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $14.48        $13.36        $12.44       $11.27       $10.00
--------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................       .18           .15           .13          .20          .14
  Net realized and unrealized gain on investments and
    foreign currency transactions...........................      3.30          2.03          1.35         1.48         1.38
--------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      3.48          2.18          1.48         1.68         1.52
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................      (.01)         (.26)         (.15)        (.21)        (.09)
  From net realized gains...................................      (.01)         (.80)         (.41)        (.30)        (.16)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................      (.02)        (1.06)         (.56)        (.51)        (.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $17.94        $14.48        $13.36       $12.44       $11.27
--------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     23.99%        16.47%        11.99%       14.02%       14.35%
Net assets end of year (000s omitted).......................  $143,969      $103,056       $79,142      $52,331      $21,327
Ratio of expenses to average daily net assets...............       .94%          .94%         1.08%        1.15%        1.14%*
Ratio of net investment income to average daily net
  assets....................................................      1.26%         1.20%         1.10%        1.71%        1.41%*
Portfolio turnover rate.....................................        29%           44%           30%          27%          39%
--------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
  + For the period January 3, 1995 (commencement of operations) to December 31,
    1995. The Series' inception was December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                               YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------
                                                                         -----------------------------------
INTERNATIONAL STOCK SERIES II (FORMERLY GLOBAL ASSET ALLOCATION SERIES)   1999          1998          1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................................       $ 14.32        $13.29        $12.34
------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................................            22           .28           .28
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions.........................................          (.34)         1.81          1.39
------------------------------------------------------------------------------------------------------------
Total from operations.............................................          (.12)         2.09          1.67
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................................          (.24)         (.31)         (.26)
  From net realized gains.........................................          (.79)         (.75)         (.46)
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............................         (1.03)        (1.06)         (.72)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................................        $13.17        $14.32        $13.29
------------------------------------------------------------------------------------------------------------
Total return@.....................................................         (.87%)       15.96%        13.51%
Net assets end of year (000s omitted).............................       $66,067       $69,086       $52,482
Ratio of expenses to average daily net assets.....................          1.02%         1.01%         1.16%
Ratio of net investment income to average daily net assets........          2.26%         2.13%         2.42%
Portfolio turnover rate...........................................            59%           69%           51%
------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------  -------------------------
                                                                         -------------------------
INTERNATIONAL STOCK SERIES II (FORMERLY GLOBAL ASSET ALLOCATION SERIES)   1996          1995+
-----------------------------------------------------------------------  -------------------------
Net asset value, beginning of year................................        $11.42        $10.00
-----------------------------------------------------------------------
Operations:
  Investment income - net.........................................           .36           .35
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions.........................................          1.19          1.55
-----------------------------------------------------------------------
Total from operations............................................           1.55          1.90
-----------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................................          (.38)         (.34)
  From net realized gains.........................................          (.25)         (.14)
-----------------------------------------------------------------------
Total distributions to shareholders................................         (.63)         (.48)
-----------------------------------------------------------------------
Net asset value, end of year.......................................       $12.34        $11.42
-----------------------------------------------------------------------
Total return@......................................................        12.72%        17.47 %
Net assets end of year (000s omitted)..............................      $37,307       $20,080
Ratio of expenses to average daily net assets......................         1.20%         1.28 %*
Ratio of net investment income to average daily net assets.........         3.01%         3.26 %*
Portfolio turnover rate............................................           46%          44%
-----------------------------------------------------------------------



 * Annualized.


 + For the period January 3, 1995 (commencement of operations) to December 31,
   1995. The Series' inception was December 14, 1994, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the Series' shares were not registered during that period.


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------------
MID CAP STOCK SERIES                                             1999       1998+
--------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $9.64      $9.94
--------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................        .01        .02
  Net realized and unrealized gain (loss) on investments....       1.04       (.30)
--------------------------------------------------------------------------------------
Total from operations.......................................       1.05       (.28)
--------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................       (.01)      (.02)
--------------------------------------------------------------------------------------
Net asset value, end of period..............................     $10.68      $9.64
--------------------------------------------------------------------------------------
Total return@...............................................      10.97%     (2.89%)
Net assets end of period (000s omitted).....................    $24,800    $12,995
Ratio of expenses to average daily net assets...............       1.18%      1.25%*(a)
Ratio of net investment income to average daily net
  assets....................................................        .15%       .19%*(a)
Portfolio turnover rate.....................................         73%        66%
--------------------------------------------------------------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) For the period presented, Advisers voluntarily limited annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period ended December 31, 1998, had this waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

--------------------------------------------------------------------------------------
SMALL CAP VALUE SERIES                                           1999       1998+
--------------------------------------------------------------------------------------
Net asset value, beginning of period........................      $9.28      $9.96
--------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................        .12        .07
  Net realized and unrealized gain (loss) on investments....       1.27       (.62)
--------------------------------------------------------------------------------------
Total from operations.......................................       1.39       (.55)
--------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................       (.11)      (.07)
  From net realized gains...................................       (.36)      (.06)
--------------------------------------------------------------------------------------
Total distributions to shareholders.........................       (.47)      (.13)
--------------------------------------------------------------------------------------
Net asset value, end of period..............................     $10.20      $9.28
--------------------------------------------------------------------------------------
Total return@...............................................      15.34%     (5.48%)
Net assets end of period (000s omitted).....................    $39,171    $16,503
Ratio of expenses to average daily net assets...............       1.04%      1.24%*
Ratio of net investment income to average daily net
  assets....................................................       1.57%      1.56%*
Portfolio turnover rate.....................................         68%        57%
--------------------------------------------------------------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                 GLOBAL GROWTH SERIES                      1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $22.57         $20.29         $19.00         $15.97         $12.31
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..............................        --            .03            .02            .03            .09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions......     12.78           2.27           1.27           3.03           3.66
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................     12.78           2.30           1.29           3.06           3.75
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.03)          (.02)            --           (.03)          (.09)
  From net realized gains..............................      (.60)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions to shareholders....................      (.63)          (.02)            --           (.03)          (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $34.72         $22.57         $20.29         $19.00         $15.97
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................     57.68%         11.36%          6.82%         19.10%         30.49%
Net assets end of year (000s omitted)..................  $474,180       $351,476       $353,255       $319,831       $207,913
Ratio of expenses to average daily net assets..........       .77%           .75%           .79%           .79%           .80%
Ratio of net investment income (loss) to average daily
  net assets...........................................      (.01%)          .12%           .12%           .15%           .64%
Portfolio turnover rate................................        44%            32%            35%            14%            29%
---------------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

----------------------------------------------------------------------------------
LARGE CAP GROWTH SERIES                                          1999       1998+
----------------------------------------------------------------------------------
Net asset value, beginning of period........................     $12.04    $ 10.16
----------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................       (.01)        --
  Net realized and unrealized gain (loss) on investments....       3.28       1.88
----------------------------------------------------------------------------------
Total from operations.......................................       3.27       1.88
Distributions to shareholders:
  From net realize gains....................................       (.26)        --
----------------------------------------------------------------------------------
Net asset value, end of period..............................     $15.05    $ 12.04
----------------------------------------------------------------------------------
Total return@...............................................     27.22%      18.61%
Net assets end of period (000s omitted).....................    $87,061    $19,121
Ratio of expenses to average daily net assets...............       .97%       1.25%*(a)
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.09%)       .03%*(a)
Portfolio turnover rate.....................................        50%         36%
----------------------------------------------------------------------------------

 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.
(a) For the period presented, Advisers voluntarily limited annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period ended December 31, 1998, had this waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
              GROWTH STOCK SERIES                         1999            1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............       $    41.09       $  36.64       $  32.59       $  28.09       $  22.11
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net................             (.05)           .09            .12            .12            .13
  Net realized and unrealized gain (loss) on
    investments.................................            17.42           6.40           3.93           4.50           5.98
---------------------------------------------------------------------------------------------------------------------------------
Total from operations...........................            17.37           6.49           4.05           4.62           6.11
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..................             (.09)          (.13)            --           (.12)          (.13)
  From net realized gains on investments........           (13.23)         (1.91)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.............           (13.32)         (2.04)            --           (.12)          (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year....................       $    45.14       $  41.09       $  36.64       $  32.59       $  28.09
---------------------------------------------------------------------------------------------------------------------------------
Total return@...................................            55.17%         19.01%         12.42%         16.41%         27.66%
Net assets end of year (000s omitted)...........       $1,044,728       $762,354       $707,155       $661,217       $530,945
Ratio of expenses to average daily net assets...              .66%           .65%           .66%           .67%           .67%
Ratio of net investment income (loss) to average
  daily net assets..............................             (.18)%          .21%           .33%           .39%           .51%
Portfolio turnover rate.........................              175%           106%            19%            30%            20%
---------------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
             AGGRESSIVE GROWTH SERIES                      1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................       $  16.70       $  13.81       $  13.62       $  12.68       $   9.80
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net..................           (.04)           .01            .03            .03            .07
  Net realized and unrealized gain (loss) on
    investments...................................          17.86           2.91            .16            .94           2.88
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................          17.82           2.92            .19            .97           2.95
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................           (.01)          (.03)            --           (.03)          (.07)
  From net realized gains.........................           (.72)            --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............           (.73)          (.03)            --           (.03)          (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................       $  33.79       $  16.70       $  13.81       $  13.62       $  12.68
---------------------------------------------------------------------------------------------------------------------------------
Total return@.....................................         109.25%         21.17%          1.43%          7.64%         29.89%
Net assets end of year (000s omitted).............       $333,158       $149,860       $122,455       $ 96,931       $ 46,943
Ratio of expenses to average daily net assets.....            .72%           .72%           .76%           .78%           .81%
Ratio of net investment income (loss) to average
  daily net assets................................           (.22)%          .06%           .24%           .22%           .58%
Portfolio turnover rate...........................            264%           135%            25%            22%            21%
-----------------------------------------------------------------------------------------------------------------------------

 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

[FORTIS(SM) LOGO]

FORTIS FINANCIAL GROUP
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Prospectus
May 1, 2000
as supplemented September 1, 2000

- Series Fund

SEC file numbers: 811-04615

[FORTIS(SM) LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com

This prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis.

More information about the Fund is available in the Series' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Series and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal year.

You can obtain a free copy of the Series' SAI and/or free copies of the Series' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Series is available on the Internet. Text-only versions of the Series documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

  The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis
                                                                            (B).